SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 25, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                            Advance Financial Bancorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Delaware                   0- 21885                  55-0753533
----------------------------         ----------           ----------------------
(State or other jurisdiction         (File No.)           IRS Employer
 of incorporation)                                        Identification Number)


1015 Commerce Street, Wellsburg, West Virginia                           26070
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:   (304) 737-3531
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                            ADVANCE FINANCIAL BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


     Exhibit
     Number         Description
     -------        -----------

       99       Press Release dated April 25, 2003


Item 9.  Regulation FD Disclosure
         ------------------------

     Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On April 25, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003. A copy of the press release is furnished with this Form 8-K as exhibit 99.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           ADVANCE FINANCIAL BANCORP



Date: April 28, 2003                       By:  /s/ Marc A. DeSantis
      --------------                            --------------------------------
                                                Marc A. DeSantis
                                                Vice President